                                                                   EXHIBIT 10.57

Public Securities Association                                                PSA
40 Broad Street, New York, NY  10004-2373
Telephone (212) 809-7000



                          MASTER REPURCHASE AGREEMENT



                                        Dated as of January 12, 1995

Among:
MERRILL LYNCH MORTGAGE CAPITAL INC. ("Buyer") and
FIRST FINANCIAL CARIBBEAN CORPORATION ("Seller") and
DORAL MORTGAGE CORPORATION ("Seller")



1.  Applicability
         From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto, unless otherwise agreed in writing.

2.  Definitions
         (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or
(ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making of a party of a general assignment for the benefit of creditors, or
(iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;
         (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;
         (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph (q) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date;
         (d) "Confirmation", the meaning specified in Paragraph 3(b) hereof;
         (e) "Income", with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon;
         (f) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;
         (g) "Margin Excess", the meaning specified in Paragraph 4(b) hereof;
         (h) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);
         (i) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

         (j) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;
         (k) "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;
         (l) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;
         (m) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;
         (n) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);
         (o) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;
         (p) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;
         (q) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph (c) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date.

 3.      INITIATION; CONFIRMATION; TERMINATION
         (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.
         (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.
         (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

 4.      MARGIN MAINTENANCE
         (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).
         (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).
         (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

         (d) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).
         (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (caluculated without regard to any other Transaction outstanding under this Agreement).

5.  INCOME PAYMENTS
         Where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is Payable either (i) transfer to or credit to the amount of Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

6.  SECURITY INTEREST
         Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller or its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all proceeds thereof.

7.  PAYMENT AND TRANSFER
         Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer. As used herein with respect to Securities, "transfer" is intended to have the same meaning as when used in
Section 8-313 of the New York Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Seucrities.

8.  SEGREGATION OF PURCHASED SECURITIES
         To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation. Title to all Purchased Securities shall pass to Buyer and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

         REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF THE PURCHASED SECURTIES

                 Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.

 * Language to be used under 17 C.F.R. Sec. 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.
** Language to be used under 17 C.F.R. Sec. 403.5(d) if Seller is a financial institution.

9.       SUBSTITUTION
         (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.
         (b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.      REPRESENTATIONS
         Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and
(v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.      EVENTS OF DEFAULT
         In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof, (iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):
         (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency,) the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.
         (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased as of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph (d)(i) of this Paragraph, and (C) any amounts credited to the account of the defaulting party pursuant to subparagraph (e) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased,
(iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase
Prices owed by the defaulting party, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.
         (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, the defaulting party's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.
         (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:
                 (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonable deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and
                 (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) purchase securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.
         (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.
         (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.
         (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.
         (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.      SINGLE AGREEMENT
         Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.      NOTICES AND OTHER COMMUNICATIONS
         Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Annex II attached hereto.

14.      ENTIRE AGREEMENT; SEVERABILITY
         This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.      NON-ASSIGNABILITY; TERMINATION
         The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be cancelled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

16.      GOVERNING LAW
         This Agreement shall be governed by the Laws of the State of New York without giving effect to the Conflict of law principles thereof.

17.      NO WAIVERS, ETC.
         No express or implied waiver of any event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.      USE OF EMPLOYEE PLAN ASSETS
         (a) if assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.
         (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.
         (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19.      INTENT
         (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United State Code, as amended.
         (b) It is understood that either party's right to liquidate Securities delivered to it in Connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

20.      DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS
         The parties acknowledge that they have been advised that:
         (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investors Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder.
         (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and
         (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

MERRILL LYNCH MORTGAGE CAPITAL INC.   FIRST FINANCIAL CARIBBEAN CORPORATION    DORAL MORTGAGE CORPORATION

By:    /s/ Louis V. Molinari          By:    /s/ Mario S. Levis                By:    /s/ Ernesto Carattini
       --------------------------            ----------------------------             --------------------------------

Name:  Louis V. Molinari              Name:  Mario S. Levis                    Name:  Ernesto Carattini
       --------------------------            ----------------------------             --------------------------------

Title: Director                       Title: Vice President and Treasurer      Title: Vice Pres. & Assistant Secretary
       --------------------------            ----------------------------             --------------------------------

Date:  1/12/95                        Date:  1/12/95                           Date:  1/12/95
       --------------------------            ----------------------------             --------------------------------

                                    ANNEX I

                       SUPPLEMENTAL TERMS AND CONDITIONS

         The supplemental terms attached hereto as a continuation of this Annex I are incorporated herein and made a part hereof as though fully set forth on this page.

                                    ANNEX I
                                  (continued)

               SUPPLEMENTAL TERMS TO MASTER REPURCHASE AGREEMENT,
                      DATED AS OF JANUARY 12, 1995, AMONG
                    MERRILL LYNCH MORTGAGE CAPITAL INC. AND
                     FIRST FINANCIAL CARIBBEAN CORPORATION
                         AND DORAL MORTGAGE CORPORATION

1. APPLICABILITY. These Supplemental Terms (the "Supplemental Terms") to Master Repurchase Agreement (the "Master Repurchase Agreement", and collectively with these Supplemental Terms, the "Agreement") modify the terms and conditions under which the parties hereto, from time to time, enter into Transactions. To the extent that these Supplemental Terms conflict with the terms of the Master Repurchase Agreement, these Supplemental Terms shall control.

2.       ADDITIONAL DEFINITIONS.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Master Repurchase Agreement. Capitalized terms used in the Master Repurchase Agreement whose definitions are modified in these Supplemental Terms shall, for all purposes of this Agreement, be deemed to have such modified definitions.

         "Adjusted Consolidated Debt" means, as of any date of determination,
         (i) Consolidated Debt less (ii) the aggregate amount of Consolidated Debt evidenced by Eligible Repurchase Agreements.

         "Agency" shall refer to GNMA, FNMA or FHLMC, as the case may be.

         "Agency Cash Purchase Commitment" shall refer (i) to the commitment of an Agency to purchase Mortgage Loans from an Obligor under the Agency's cash purchase program and (ii) where applicable, to the written or printed evidence of such commitment.

         "Agency Documentation" shall refer collectively to the Guides and parts or chapters thereof and to GNMA, FNMA and FHLMC forms and schedules.

         "Agency Mortgage Loans" shall refer to Mortgage Loans that qualify for securitization or sale pursuant to the applicable Guide and are intended to (i) back the Agency Security specified in the related Confirmation/Funding Request or (ii) sold to an Agency under its cash purchase program.

         "Agency Payee Form" shall refer, with respect to Mortgage Loans to be sold to an Agency under its cash purchase program, to FNMA Form 482 (Lender's Designation/Deletion of Payee Information) and FHLMC Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery), as applicable, and to any superseding or successor form, on which forms MLMCI is designated the payee of the Cash Purchase Price for such Mortgage Loans.

         "Agency Registration Form" shall refer to Form HUD 11705 (Schedule of Subscriber), Fannie Mae Form 2014 (Delivery Schedule), FHLMC Form 939 (Settlement and Information Multiple Registration Form) or FHLMC Form 987 (Warehouse Delivery Form) as applicable, on which it is indicated that the related Agency Security shall be issued to, and in the name of, MLGSIPR.

         "Agency Security" shall refer to a GNMA Security, a FNMA Security or a FHLMC Security.

         "Approvals" shall refer to the approvals of FHLMC, FNMA and GNMA described in Paragraph 9(c)(ii) of these Supplemental Terms.

         "Book Net Worth" shall refer to the Consolidated Stockholder's Equity of the Obligors determined in accordance with GAAP less the sum of (i) intercompany receivables, (ii) loans to officers or employees of such Obligors and (iii) deferred charges.

         "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banks located in the State of New York or the Commonwealth of Puerto Rico are authorized or permitted to close for business.

         "Buyer's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related
         Confirmation/Funding Request.

         "Cash Purchase Loan Schedule" shall refer to FNMA Form 1068 (FRM/GEM Loan Schedule) or FNMA Form 1069 (ARM Loan Schedule), and to any superseding or successor form, on which forms MLMCI is designated the payee of the Cash Purchase Price for Mortgage Loans purchased by FNMA.

         "Cash Purchase Price" shall refer the cash price, and to the corresponding cash proceeds, to be paid by an Agency, under its cash purchase program, or by a Trade Investor, pursuant to its Trade Commitment, for Mortgage Loans sold by an Obligor that are the subject of a Transaction.

         "Confirmation/Funding Request" shall have the meaning of "Confirmation" set forth in the Master Repurchase Agreement but shall be substantially in the form attached hereto as Exhibit A in the case of Pooled Mortgage Loans, Exhibit B in the case of Non-Agency Mortgage Loans and Exhibit C in the case of non-Pooled Mortgage Loans.

         "Consolidated Debt" means shall refer to the Consolidated Debt of the Obligors and their Consolidated Subsidiaries as of any date of determination, determined on a consolidated basis.

         "Consolidated Stockholders' Equity" means as of any date of determination, the consolidated stockholders' equity of the Obligors and their Consolidated Subsidiaries.

         "Consolidated Subsidiary" means at any date of determination, any subsidiary or other entity other than Doral Federal Savings Bank, the accounts of which would be consolidated with those of an Obligor in its consolidated financial statements.

         "Covenant Compliance Certificate" shall have the meaning set forth in Paragraph 12 of these Supplemental Terms.

         "Custody Agreement" shall refer to the Custody Agreement, dated as of January 12, 1995, by and among MLMCI, FFCC, DMC and the Custodian named therein, as the same may be modified and amended from time to time.

         "Custodian" shall refer to the custodian named in the Custody
         Agreement.

         "Custody Receipt" shall refer to the Collateral Submission Summary substantially in the form attached as an exhibit to the Custody Agreement.

         "DMC" shall refer to Doral Mortgage Corporation.

         "Eligible Repurchase Agreement" shall refer to a repurchase obligation with respect to any one of the following securities: direct obligations of, and obligations fully guaranteed as to timely payment by, (i) the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, and (ii) direct obligations of, and obligations guaranteed as to timely payment by FNMA or FHLMC.

         "FFCC" shall refer to First Financial Caribbean Corporation.

         "FHA" shall refer to the Federal Housing Administration.

         "FHLMC" shall refer to the Federal Home Loan Mortgage Corporation.

         "FHLMC Guide" shall refer to the Freddie Mac Sellers' and Servicers' Guide, as such Guide may hereafter from time to time be amended.

         "FHLMC Security" shall refer to a Mortgage Participation Certificate issued and guaranteed by FHLMC and backed by a pool of Agency Mortgage Loans.

         "FNMA" shall refer to the Federal National Mortgage Association.

         "FNMA Guide" shall refer to the Fannie Mae MBS Selling and Servicing Guide, as such Guide may hereafter from time to time be amended.

         "FNMA Security" shall refer to a Guaranteed Mortgage Pass-Through Certificate issued and guaranteed by FNMA and backed by a pool of Agency Mortgage Loans.

         "GAAP" shall refer to generally accepted accounting principals consistently applied.

         "GNMA" shall refer to the Government National Mortgage Association.

         "GNMA Guide" shall refer to the GNMA Mortgage-Backed Securities Guide, as such Guide may hereafter from time to time be amended.

         "GNMA Security" shall refer to a fully-modified pass-through mortgage-backed certificate guaranteed by GNMA and backed by a pool of Agency Mortgage Loans.

         "Guide" shall refer to the GNMA Guide, the FNMA Guide or the FHLMC Guide, as applicable.

         "Master Bailee Letter" shall refer to a master bailee letter in the form attached as an exhibit to the Custody Agreement.

         "MLMCI" shall refer to Merrill Lynch Mortgage Capital Inc.

         "MLGSIPR" shall refer to Merrill Lynch Government Securities Inc. Puerto Rico.

         "Mortgage" shall mean a first mortgage duly recorded or presented for recordation on improved real property.

         "Mortgage File" shall mean, as to each Mortgage Loan, the documents relating to such Mortgage Loan that are held by the Custodian under the Custody Agreement.

         "Mortgage Loan Schedule" shall have the meaning set forth in the Custody Agreement.

         "Mortgage Note" shall mean a promissory note, together with any rider, addendum or amendment thereto, evidencing a Mortgage Loan.

         "Mortgage Loans" shall refer to the mortgage loans secured by first liens on single family residential real property (including, without limitation, condominiums and planned unit developments) delivered to the Custodian pursuant to the Custody Agreement and shall include both Agency and Non-Agency Mortgage Loans.

         "Mortgaged Property" shall mean the real property, including all buildings, structures, improvements or fixtures thereon and all appurtenances, water rights, privileges and benefits pertaining thereto, that is conveyed, pledged or mortgaged, or in which a security interest is granted under a deed of mortgage to secure the payment and performance of a Mortgage Loan.

         "Non-Agency Mortgage Loans" shall refer to Mortgage Loans that are not intended by the related Obligor to back an Agency Security or to be sold to an Agency under its cash purchase program; such Mortgage Loans may, but need not, conform to Agency securitization requirements pursuant to the applicable Guide and may, at a later date, become Agency Mortgage Loans.

         "Obligor" shall refer to either FFCC or DMC, as appropriate.

         "Pooled Mortgage Loan" shall refer to an Agency Mortgage Loan that is included in a pool designated to back an Agency

         Security and with respect to which the Custodian has made an initial certification to the related Agency.

         "Securities" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to Mortgage Loans.

         "Security Release Form" shall refer to (i) Freddie Mac Form 996 (Warehouse Lender Release of Security Interest) in the case of a FHLMC Security, (ii) Fannie Mae Form 2004 (Security Release Certification) in the case of a FNMA Security and (iii) Form HUD 11711A (Release of Security Interest) in the case of a GNMA Security.

         "Seller's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related Confirmation/Funding Request.

         "Settlement Account" shall refer to the account established pursuant to Section 15(a) of the Custody Agreement.

         "Supplemental Bailee Letter" shall refer to a supplemental bailee letter in the form attached as an exhibit to the Custody Agreement.

         "Trade Investor" shall refer to any securities dealer or other institutional mortgage investor (other than an Agency), acceptable to MLMCI, who has made a Trade Commitment.

         "Trade Commitment" shall refer to a fully executed trade confirmation from the Trade Investor to Seller confirming the details of a mandatory forward trade or similar arrangement (including, without limitation, a commitment to purchase pass- through securities backed by Non-Agency Mortgage Loans) acceptable to MLMCI between the Trade Investor (as buyer) and the related Obligor (as seller) with respect to one or more Non-Agency Mortgage Loans, constituting a valid, binding and enforceable mandatory delivery commitment by a Trade Investor and relate to pools of Non-Agency Mortgage Loans that satisfy the delivery standards of the related Trade Investor.

         "Transaction" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to substitutions pursuant to Paragraph 9 of the Master Repurchase Agreement.

         "VA" shall refer to the Department of Veterans Affairs.

         "Warehouse Facility" shall refer to any contract providing for financing by one or more lenders to either of the Obligors for the purpose of originating or purchasing Mortgage Loans where such lenders have a security interest in such Mortgage Loans as collateral for the obligations of such Obligors to such lenders.

3.       MODIFICATIONS TO MASTER REPURCHASE AGREEMENT.

         (a) All references to Buyer in the Master Repurchase Agreement shall be deemed to be references to MLMCI and all references to Seller in the Master Repurchase Agreement shall be deemed to be references to one or both Obligors, as the context may require.

         (b) Paragraph 11(d)(ii) of the Master Repurchase Agreement is hereby deleted in its entirety and restated as follows:

                                  (ii)     as to Transactions in which the
                 defaulting party is MLMCI, (A) purchase securities or mortgage loans (collectively, "Replacement Securities") of the same class and amount, in the case of securities, and of substantially the same maturity, principal amount and interest rate, in the case of mortgage loans, as any Purchased Securities that are not delivered by the defaulting party to the non- defaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, calculated as the average of the prices obtained from three nationally recognized registered broker/dealers that buy and sell comparable mortgage loans in the secondary market.

4.       CONFIRMATION/FUNDING REQUESTS.

         (a) Each Confirmation/Funding Request shall be prepared and duly executed by the related Obligor and delivered to MLMCI prior to 5:00 p.m., New York City time, on the Business Day prior to the proposed Purchase Date for the related Transaction; provided, however, that if MLMCI receives a completed Confirmation Funding/Request prior to 12:00 p.m., New York City time, on a Business Day, it will use reasonable efforts (but is not obliged) to purchase the related Securities on such Business Day. Each such Confirmation/Funding Request delivered by an Obligor to MLMCI shall be complete in every respect except for the signature of an authorized signatory of MLMCI.

         (b) Each Confirmation/Funding Request shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other parties within one (1) Business Day after MLMCI has delivered the completed Confirmation/Funding Request to the applicable Obligor.

         (c) Notwithstanding the last sentence of Paragraph 3(b) of the Master Repurchase Agreement, in the event of any conflict between the terms of a Confirmation/Funding Request and this Agreement, such Confirmation/Funding Request shall prevail.

5. INCOME PAYMENTS. All payments and distributions, whether in cash or in kind, made on or with respect to the Purchased Securities shall, unless otherwise mutually agreed by MLMCI and the related Obligor, be paid, delivered or transferred:

         (a) in the case of Agency Securities, directly to MLGSIPR as agent for MLMCI; and

         (b) in the case of Mortgage Loans, so long as an Event of Default on the part of either Obligor or an Additional Event of Termination set forth in Paragraph 11 of these Supplemental Terms shall not have occurred and be continuing, directly to the related Obligor from the related mortgagor.

6. MARKET VALUE DETERMINATION. MLMCI shall determine the Market Value for the Purchased Securities in its reasonable business judgment from time to time and at such time as it may elect in its sole discretion; provided, however, that MLMCI shall not take into account any Mortgage Loan that has been delinquent for at least thirty (30) days or any Mortgage Loan with respect to which there is a breach of a representation, warranty or covenant made by an Obligor in this Agreement or the Custody Agreement that materially adversely affects MLMCI's interest in such Mortgage Loan and which breach has not been cured prior to the date on which Market Value is being determined.

7.       INTENT OF THE PARTIES; SECURITY INTEREST.

         (a) Each Transaction involving Mortgage Loans is entered into in contemplation of (i) the issuance of one or more Agency Securities backed by the related Agency Mortgage Loans, (ii) the sale of Agency Mortgage Loans to an Agency under its cash purchase program, (iii) the sale of Non-Agency Mortgage Loans to a Trade Investor OR (IV) REPURCHASE OF THE MORTGAGE LOANS BY THE OBLIGORS. The parties intend that: (a) in the case of clause (i) of the preceding sentence, each of the Obligors will act as issuer or seller and/or servicer with respect to such Agency Securities, as applicable, and that each Agency Security will be issued in the name of, and delivered to or upon the order of, MLGSIPR;
                 (b) in the case of clause (ii), the Cash Purchase Price relating to such Mortgage Loans will be paid by the related Agency through the Settlement Account to MLMCI; and (c) in the case of clause (iii), the Cash Purchase Price relating to such Mortgage Loans will be paid by the related Trade Investor through the Settlement Account to MLMCI.

         (b) In the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, the parties intend that MLMCI shall have a perfected first priority security interest in all of the Purchased Securities.

         (c) If delivery of the Purchased Securities shall take place in the Commonwealth of Puerto Rico, such security interest shall take the form of a pledge evidenced by a notarized instrument in the forms attached hereto as Exhibits A, B and C. If delivery of any Purchased Securities shall take place outside of Puerto Rico (or if for any reason the Purchased Securities shall not be delivered by the related Obligor to MLMCI), the granting of such security interest shall be governed by the laws of the State of New York and the phrase "security interest" shall have the meaning given to said phrase by the Uniform Commercial Code, as adopted by the State of New York.

         (d) The Obligors agree to be jointly and severally liable for the payment of all fees and expenses associated with perfecting such security interest.

8.       DELIVERY OF ADDITIONAL DOCUMENTS.

         (a) The related Obligor shall, prior to or simultaneously with the funding of each Transaction, deliver to MLMCI through the Custodian the following documents:

                 (i) A fully executed Custody Receipt, and all other applicable documents required by the Custody Agreement;

                 (ii) In the case of a Transaction involving Agency Mortgage Loans intended to be sold to an Agency under its cash purchase program, evidence of the related Agency Cash Purchase Commitment and a copy of the related Agency Payee Form, each in form and substance satisfactory to MLMCI; and

         (b) The related Obligor shall, within sixty (60) days of an Agency Mortgage Loan becoming subject to this Agreement where such Agency Mortgage Loan is intended to back an Agency Security, deliver to MLMCI a copy of the related Agency Registration Form in form and substance satisfactory to MLMCI.

         (c) The related Obligor shall, simultaneously with the funding of the initial Transaction under this Agreement relating to each type of Agency Security and from time to time thereafter upon the request of MLMCI, deliver to MLMCI evidence of the commitment of FHLMC, FNMA or GNMA, as appropriate, pursuant to which the related Agency Securities shall be issued.

         (d) The related Obligor shall deliver to MLMCI on a weekly basis (or more frequently if requested by MLMCI), an investor commitment report, substantially in the form attached hereto as Exhibit E relating to all outstanding Confirmation/Funding Requests for such Obligor.

         (e) MLMCI, simultaneously with the funding of each Transaction involving Agency Mortgage Loans, shall cause the Custodian to be provided with an executed Security Release Form appropriate for the related Agency Security indicating that MLMCI releases its interest in the related Agency Mortgage Loans (i) in the case of securitization of such Mortgage Loans into one or more Agency Securities, upon the issuance of such Agency Security or Securities and (ii) in the case of the cash purchase of such Mortgage Loans, upon such Agency's payment of the related Cash Purchase Price. Such form shall be prepared by the related Obligor and provided to the Custodian on behalf of MLMCI in advance of the date on which delivery thereof is required hereby. The Custodian shall execute such form on behalf of MLMCI.

         (f) MLMCI, prior to its receipt of funds in respect of Non-Agency Mortgage Loans or non-Pooled Mortgage Loans, shall provide the Custodian with an executed letter indicating that MLMCI releases its interest in the related Non-Agency Mortgage Loans and non-Pooled Mortgage Loans, substantially in the form of Exhibit F hereto.

         (g) The related Obligor shall cause any documents relating to a Mortgage Loan that are delivered to a Trade Investor for inspection prior to purchase to be delivered under an enforceable Master Bailee Letter, as supplemented by a Supplemental Bailee Letter, that requires such Trade Investor to act as bailee and custodian for MLMCI with respect to such documents.

9.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) Each party represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

                 (i) The execution, delivery and performance of this Agreement and the performance of each Transaction do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

                 (ii) This Agreement is, and each Transaction when entered into under this Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                 (iii) Since the date of the most recent balance sheet or financial statement delivered by it pursuant to Paragraph 12 hereof, there has been no material adverse change in its financial condition or results of operations.

         (b) Each Obligor represents and warrants as to each Transaction and the Mortgage Loans relating thereto as of the Purchase Date of such Transaction as follows:

                 (i) All information provided by such Obligor to MLMCI concerning the Mortgage Loans is true and correct;

                 (ii) All data and other information provided by or on behalf of such Obligor to the Custodian, whether in writing, by electronic transmission or on computer tape or diskette or otherwise, is true and correct;

                 (iii) The related Obligor is servicing each Mortgage Loan in strict conformity with the servicing standards described in Paragraph 16(b) of these Supplemental Terms; and

                 (iv) The additional representations and warranties set forth at Exhibit D hereto.

         (c) Each Obligor represents and warrants as to each Transaction involving Agency Mortgage Loans and the Agency Mortgage Loans relating thereto as of the Purchase Date of such Transaction as follows:

                 (i) The consummation of the Transaction as contemplated herein and in the Custody Agreement will not violate any policy, regulation or guideline of the FHA or VA or result in the voiding or reduction of the FHA insurance, VA guarantee or any other insurance or guarantee in respect of any Mortgage Loan, and such insurance or guarantee is in full force and effect or shall be in full force and effect as required by the applicable GNMA Guide, FNMA Guide or FHLMC Guide;

                 (ii) The Obligor is (1) in the case of FFCC, a GNMA-approved issuer, a GNMA-approved servicer, a FHA-approved mortgagee, a VA-approved lender, a FNMA-approved issuer, a FNMA-approved servicer and a FHLMC-approved seller/servicer in good standing and
                          (2) in the case of DMC, a FHA-approved mortgagee, a VA-approved lender and a FHLMC-approved seller/servicer in good standing (as to each Obligor, the "Approvals");

                 (iii) Each Agency Mortgage Loan conforms to the requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the GNMA Guide, FNMA Guide or FHLMC Guide, as applicable;

                 (iv) In the case of Pooled Mortgage Loans, each and every document, certificate, instrument, insurance policy, escrow and any other item necessary to satisfy the final delivery requirements of FHLMC, FNMA or GNMA as required by the FHLMC Guide, the FNMA Guide or the GNMA Guide, as applicable, for the issuance of the related Agency Security are in form and substance acceptable to FHLMC, FNMA or GNMA, as appropriate, and have been delivered to the Custodian;

                 (v) Such Obligor has no notice or knowledge of any fact, event or circumstance whatsoever on the basis of which FHLMC, FNMA or GNMA, as applicable, may (i) delay the issuance of, or refuse to issue, the related Agency Security or (ii) delay the payment of, or refuse to pay, the related Cash Purchase Price; and

                 (vi) Each copy of the document or documents evidencing the Agency commitment delivered to MLMCI through the Custodian pursuant to Paragraph 8(c) of these Supplemental Terms, and each copy of the Agency Cash Purchase Commitment delivered to MLMCI pursuant to Paragraph 8(a)(ii) of these Supplemental Terms, is a true and correct copy, and such GNMA, FHLMC or FNMA commitment or Agency Cash Purchase Commitment, as applicable, has not been withdrawn, amended or supplemented except as has been theretofore disclosed to MLMCI in writing.

         (d)     Each Obligor covenants with MLMCI as follows:

                 (i) Such Obligor shall immediately notify MLMCI if any Approvals are withdrawn or modified;

                 (ii) Such Obligor shall notify MLMCI of any changes in the terms of, or the parties to, the Warehouse Facility within one (1) Business Day of such Obligor becoming aware of such changes, whether or not such changes have yet become effective;

                 (iii) In the case of a Transaction involving Agency Mortgage Loans that will back an Agency Security, such Obligor shall not alter or amend the Agency Registration Form relating to such Transaction following the initial preparation thereof without the express approval of MLMCI;

                 (iv) In the case of a Transaction involving Agency Mortgage Loans to be sold to an Agency under its cash purchase program, such Obligor shall not alter or amend the "payee" designation on any Cash Purchase Loan Schedule or Agency Payee Form relating to such Transaction without the express prior written approval of MLMCI;

                 (v) Without MLMCI's express prior written approval, such Obligor shall not execute, in favor of any third party other than MLMCI and MLGSIPR, any assignment of rights held or purportedly held with respect to the Mortgage Loans by such Obligor.

                 (vi) All financial and other covenants made by such Obligor under the Warehouse Facility shall be deemed to be made directly to MLMCI as though fully set forth herein; provided, however, that any such covenants that require such Obligor to obtain MLMCI's consent prior to entering into financing arrangements (other than the Transactions contemplated hereby) shall be deemed to merely require prior written notice by such Obligor to MLMCI of such financing arrangements without any requirement for the consent of MLMCI;

                 (vii) Such Obligor shall be at the time it delivers any Purchased Securities to the Custodian or MLMCI for any Transaction, and shall continue to be, through the Purchase Date relating to each such Transaction, the legal and beneficial owner of such Purchased Securities free and clear of any lien, security interest, option or encumbrance except for the security interest created by this Agreement;

                 (viii) Such Obligor shall deliver to MLMCI the Covenant Compliance Certificate referred to in Paragraph 12 of these Supplemental Terms by the same manner of delivery and at the same time as such Obligor is required to deliver it under the Warehouse Facility, and MLMCI may rely on such Covenant Compliance Certificate as if it were a direct addressee;

                 (ix) Such Obligor shall service the Mortgage Loans in accordance with the provisions of Paragraph 16 of these Supplemental Terms;

                 (x) Such Obligor shall promptly notify MLMCI after the occurrence of any change contemplated by Paragraph 11(a) of these Supplemental Terms;

                 (xi) Notwithstanding any other provision of this Agreement and as of any date of determination, no more than $40,000,000 of the Mortgage Loans (determined on the basis of the outstanding principal amount of each Mortgage Loan on the date that such Mortgage Loan first becomes subject to this Agreement) shall be Non- Agency Mortgage Loans;

                 (xii) Notwithstanding any other provision of this Agreement, no Agency Mortgage Loan shall be subject to this Agreement or to the Custody Agreement for more than sixty (60) days in aggregate unless such Agency Mortgage Loan is a Pooled Mortgage Loan;

                 (xiii) Notwithstanding any other provision of this Agreement, no Non-Agency Mortgage Loan shall be subject to this Agreement or to the Custody Agreement for more than ninety (90) days in aggregate unless such Non-Agency Mortgage Loan is the subject of a Trade Commitment, a copy of which has been delivered to MLMCI;

                 (xiv) On an ongoing basis, at such Obligor's expense without request of MLMCI, such Obligor shall provide MLMCI with such Obligor's audited year-end balance sheet and income statement within 120 days after the end of such Obligor's fiscal year and such Obligor's quarterly balance sheet and income statement within 90 days after the end of each of such Obligor's three other fiscal quarters; and

                 (XV) IT WILL CAUSE THE CUSTODIAN TO ENTER INTO THE AMENDMENT TO THE CUSTODY AGREEMENT CONTEMPLATED BY
                          SECTION 17(E) OF THE CUSTODY AGREEMENT NOT LATER THAN SIXTY (60) DAYS AFTER THE DATE OF THE CUSTODY AGREEMENT.

10.      EVENTS OF DEFAULT.

         (a) The term "Event of Default" shall, in addition to the definition set forth in the Master Repurchase Agreement, include the following events:

                 (i) Any governmental or self-regulatory authority shall take possession of a party hereto or all or substantially all of its properties or appoint any such trustee, receiver, conservator or other official, or such party shall take any action to authorize any of the actions set forth in this clause
                          (i).

                 (ii) MLMCI or an Obligor shall have reasonably determined that the other party is or will be unable to meet its commitments under this Agreement, shall have notified such other party of such determination and the cause for such determination and such other party shall not have responded with appropriate information to the contrary to the satisfaction of the notifying party within one (1) Business Day.

                 (iii) A final judgment by any competent court in the United States of America or the Commonwealth of Puerto Rico for the payment of money in an amount of at least $500,000 is rendered against the defaulting party, and the same remains undischarged or unpaid for a period of sixty (60) days during which execution of such judgment is not effectively stayed.

                 (iv) This Agreement shall for any reason cease to create a valid, first priority security interest in favor of MLMCI in any of the Mortgage Loans purported to be covered thereby; provided, however, that such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Mortgage Loans without taking into account the Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing.

                 (v) Any material representation or warranty made by an Obligor in this Agreement or the Custody Agreement shall have been materially incorrect or untrue when made or repeated or when deemed to have been made or repeated and MLMCI's interests shall have been materially adversely affected thereby.

                 (vi) An Obligor shall breach any material covenant in this Agreement or the Custody Agreement and MLMCI's interests shall have been materially adversely affected thereby.

                 (vii) An Act of Insolvency shall occur with respect to either Obligor or a controlling entity of either of them.

                 (viii) Any Approvals of either Obligor are materially adversely modified or revoked.

         (b) In addition to the other remedies available to MLMCI or an Obligor upon the occurrence and during the continuance of an Event of Default by a defaulting party, MLMCI shall have the following additional remedies upon the occurrence and during the continuance of an Event of Default by an Obligor;

                 (i) All rights of both Obligors to receive payments which they would otherwise be authorized to receive pursuant to Paragraph 5 of these Supplemental Terms shall cease, and all such rights shall thereupon become vested in MLMCI, which shall thereupon have the sole right to receive such payments and apply them to the aggregate unpaid Repurchase Prices owed by the Obligors.

                 (ii) All payments that are received by an Obligor contrary to the provisions of the preceding clause (i) shall be received in trust for the benefit of MLMCI and shall be segregated from other funds of either Obligor.

         (c) Any sale of Purchased Securities under Paragraph 11 of the Master Repurchase Agreement shall be conducted in a commercially reasonable manner and subject to any applicable legal requirements.

         (d) Expenses incurred in connection with an Event of Default shall include without limitation those reasonable costs and expenses incurred by the non-defaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the non-defaulting party in connection with the Transaction then in default.

11.      ADDITIONAL EVENTS OF TERMINATION.

         At the option of MLMCI, exercised by written notice to the Obligors, the Repurchase Date for any or all Transactions under this Agreement shall be deemed to immediately occur in the event that:

         (a) In the reasonable judgment of MLMCI a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of an Obligor;

         (b) MLMCI shall request written assurances as to the financial well-being of an Obligor and such assurances shall not have been provided within one (1) Business Day of such request;

         (c) An Obligor shall be in default with respect to any normal and customary covenants under any material contract or agreement to which it is a party which default permits acceleration of the obligations of such Obligor under such contract or agreement by any other party thereto;

         (d) The senior debt obligations or short-term debt obligations of Merrill Lynch & Co., Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization;

         (e) An Obligor shall merge or consolidate into any entity unless the surviving or resulting entity shall be acceptable to MLMCI, in its sole discretion, and such entity expressly assumes by written agreement, executed and delivered to MLMCI in form and substance satisfactory to MLMCI, the performance of all of such Obligor's duties and obligations hereunder and under the Custody Agreement;

         (f) A firm of independent accountants shall have failed to issue an opinion or shall have issued a qualified opinion in connection with the most recent audited financial statements of an Obligor;

         (g) Any Agency Mortgage Loan shall have been subject to this Agreement or to the Custody Agreement for more than sixty (60) days in aggregate without having become a Pooled Mortgage Loan;

         (h) Any Non-Agency Mortgage Loan shall have been subject to this Agreement OR TO THE CUSTODY AGREEMENT for more than ninety
                 (90) days in aggregate without there having been delivered to mlmci a trade commitment relating thereto;

         (i) Any Agency Mortgage Loan which is not a Pooled Mortgage Loan shall have been subject to this Agreement or to the Custody Agreement for more than sixty (60) days in aggregate;

         (j) FFCC's Book Net Worth shall at any time be less than $70,000,000;

         (k) FFCC's Adjusted Consolidated Debt shall at no time be more than ten times Consolidated Stockholders' Equity;

         (l) FFCC shall cease to maintain a servicing portfolio of at least $2,000,000,000;

         (m) The total delinquency experience of FFCC's mortgage loan servicing portfolio shall exceed by more than 3% the average quarterly delinquency rate for the United States for conventional, FHA- or VA-insured Mortgage Loans, as published by the Mortgage Bankers Association in the most recent edition of the National Delinquency Survey;

         (n) The outstanding principal amount of Mortgage Loans that have defaulted and are currently held by FFCC as "real estate owned" shall exceed 50% of Book Net Worth;

         (o) FFCC shall experience losses or changes in its financial condition which cause its Book Net Worth for any two consecutive calendar quarters to be less than or equal to 80% of its Book Net Worth as of the date hereof;

         (p) MLMCI shall determine, in its reasonable judgment, that either Obligor is not conducting its servicing, mortgage banking and Agency securitization operations in accordance with standards generally observed by experienced mortgage bankers that regularly securitize mortgage loans with Agencies.

         The acceleration of the Repurchase Date as provided in this Paragraph 11 shall be in addition to any other rights of the parties to cause such an acceleration under this Agreement.

12.      FINANCIAL STATEMENTS.

         (a) As of the date hereof, MLMCI shall provide each Obligor, and each Obligor shall provide MLMCI, with its audited year-end financial statements and its most recent available interim financial statement. MLMCI shall from time to time provide each Obligor, and each Obligor shall from time to time provide MLMCI, with audited year-end financial statements and additional available interim financial statements upon such other party 's reasonable request.

         (b) Each Obligor shall provide MLMCI, at the expense of such Obligor without request of MLMCI, with copies of all financial statements, reports, notices and proxy statements sent by such Obligor or any of such Obligor's Consolidated Subsidiaries in a general mailing to their respective stockholders and of all reports and other material (including copies of all registration statements under the Securities Act of 1933, as amended) filed by any of them with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission. In addition, each Obligor shall deliver to MLMCI the quarterly certificate (the "Covenant Compliance Certificate"), if any, required to be delivered to the lending banks under the Warehouse Facilities and MLMCI shall be permitted to rely on such Covenant Compliance Certificate to the same extent as such lending banks.

         (c) Each delivery of Purchased Securities by an Obligor to MLMCI hereunder will constitute a representation by such Obligor that there has been no material adverse change in such Obligor's financial condition not disclosed to MLMCI since the date of such Obligor's most recent unaudited balance sheet or income statement delivered to MLMCI. Each Obligor shall provide MLMCI, from time to time at such Obligor's expense, with such information of a financial or operational nature as MLMCI may reasonably request promptly upon receipt of such request.

13. REPURCHASE PRICE; PRICE DIFFERENTIAL. The Price Differential shall be payable in arrears with respect to each Transaction, together with the Purchase Price therefor, on the termination date for the related Transaction or as may be otherwise mutually agreed upon by the parties and as specified in the related Confirmation/Funding Request. Payment of the Repurchase Price (including the Price Differential) shall be made by wire transfer in immediately available funds.

14.      ADDITIONAL INFORMATION; CONFIDENTIALITY.

         (a) At any reasonable time each Obligor shall permit MLMCI, its agents or attorneys, to inspect and copy any and all documents and data in their possession pertaining to each Mortgage Loan that is the subject of any Transaction. Such inspection shall occur upon the request of MLMCI at a mutually agreeable location during regular business hours and on a date not more than two (2) Business Days after the date of such request.

         (b) Each Obligor acknowledges that this Agreement and the Custody Agreement are confidential in nature and each Obligor agrees that, unless otherwise directed by a court of competent jurisdiction or as may be required by federal or state law (which determination as to federal or state law shall be based upon written advice of counsel), it shall limit the distribution of such documents to its officers, employees, attorneys, accountants and agents as required in order to conduct its business with MLMCI.

15. MARGIN MAINTENANCE. Paragraph 4(a) of the Master Repurchase Agreement is hereby modified to provide that if the notice to be given by MLMCI to an Obligor under such paragraph is given at or prior to 10:00 a.m. New York City time on a Business Day, the Obligors agree, jointly and severally, to transfer the cash or Additional Purchased Securities to MLMCI (in the manner contemplated by this Agreement and the Custody Agreement) prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, the Obligors agree, jointly and severally, to transfer the cash or Additional Purchased Securities (in the manner as aforesaid) prior to the close of business in New York City on the Business Day following the date of such notice.

16.      SERVICING ARRANGEMENTS.

         (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Mortgage Loans contemplated hereby, the related Obligor shall continue to service the Mortgage Loans for the benefit of MLMCI and, if MLMCI shall exercise its rights to sell the Mortgage Loans pursuant to this Agreement prior to such securitization, MLMCI's assigns; provided, however, that the obligation of the related Obligor to service Mortgage Loans for the benefit of MLMCI as aforesaid shall cease upon the securitization of Agency Mortgage Loans into Agency Securities or the sale of the Agency Mortgage Loans to the applicable Agency under its cash purchase program, in the case of Transactions involving Agency Mortgage Loans, and upon the receipt by MLMCI of the related Repurchase Price in the case of Transactions involving Non-Agency Mortgage Loans.

         (b) Each Obligor shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in accordance with the standards incorporated (with respect to the GNMA securitization program) the GNMA Guide or

                 (with respect to the FNMA securitization program) the FNMA Guide or (with respect to the FHLMC securitization program) the FHLMC Guide; provided, however, that each Obligor shall at all times comply with applicable law and FHA regulations and VA regulations so that the FHA insurance, VA guarantee or any other applicable insurance or guarantee, if any, in respect of any Mortgage Loan is not voided or reduced. Each Obligor shall at all times maintain accurate and complete records of its servicing of the Mortgage Loans.

         (c) Each Obligor shall provide MLMCI and its permitted assigns with periodic reports concerning the Mortgage Loans with such frequency and containing such information as MLMCI or its permitted assigns may reasonably request.

         (d) MLMCI shall, in connection with the exercise of its rights to sell the Mortgage Loans pursuant to Paragraph 11(d) of the Master Repurchase Agreement, have the option to sell the Mortgage Loans on a servicing released basis without the payment of any termination fee to either Obligor.

17. APPOINTMENT OF AGENT. MLMCI hereby appoints MLGSIPR as its agent for purposes of the receipt, registration and sale of Agency Securities.

18. FURTHER ASSURANCES. Each Obligor shall promptly provide such further assurances or agreements as MLMCI may request in order to effect the purposes of this Agreement, the Trade Commitment and the Takeout Assignment.

19. MLMCI AS ATTORNEY-IN-FACT. MLMCI is hereby appointed to act after the occurrence and during the continuation of an Event of Default as the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that MLMCI may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, MLMCI shall have the right and power after the occurrence and during the continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of an Obligor representing any payment on account of the principal of or interest on any of the Purchased Securities and to give full discharge for the same.

20. JOINT AND SEVERAL LIABILITY OF OBLIGORS. The Obligors agree to be jointly and severally liable for the obligations of either Obligor hereunder and all representations, warranties, covenants and agreements made by or on behalf of either or both Obligors in this Agreement or in any exhibit hereto or any document, instrument or certificate delivered pursuant hereto shall be deemed to have been made by each Obligor, jointly and severally. The Obligors further agree that, notwithstanding any right of MLMCI to investigate fully the affairs of the Obligors and notwithstanding any knowledge of facts determined or determinable by MLMCI, MLMCI has the right to rely fully on the representations, warranties, covenants and agreements of either or both Obligors contained in this Agreement and upon the accuracy of any document,
         instrument, certificate or exhibit given or delivered hereunder.   The
         joint and several obligation of each Obligor hereunder is absolute, unconditional, irrevocable, present and continuing and coupled with an interest and, with respect to any payment to be made to MLMCI, is a guaranty of payment (and not of collectability) and is in no way conditional or contingent upon the continued existence of the other Obligor and is not and will not be subject to any set-offs. Any notice or other communication provided to one Obligor pursuant hereto shall be deemed to have been given to both Obligors and failure to be sent any notice or Communication contemplated hereby shall not relieve an Obligor from its joint and several liability for the obligations of the other Obligor hereunder.

21. TERMINATION. Notwithstanding any provisions of Paragraph 15 of the Master Repurchase Agreement to the contrary, this Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring eleven calendar months and twenty-nine days after the date as of which this Agreement is entered into; provided, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of MLMCI and both Obligors; and provided further, however, that no such party shall be obligated to agree to such an extension.

22.      MINIMUM AND MAXIMUM TRANSACTION AMOUNT.

         (a) The daily minimum aggregate Repurchase Price for the Purchased Securities subject to this Agreement shall be $2,000,000.

         (b) The aggregate outstanding Repurchase Price for the Purchased Securities subject to this Agreement as of any date of determination shall not exceed $100,000,000.

23. EXPENSES. Each party hereto shall pay its own expenses in connection with the Transactions contemplated hereby.

24. AGENCY DOCUMENTATION. All references in this Agreement to items of Agency Documentation shall, if such items are amended or superseded from time to time by the related Agency, be deemed references to such Agency Documentation as so amended or superseded.

25. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

26. INCORPORATION OF TERMS. The Master Repurchase Agreement as supplemented hereby shall be read, taken and construed as one and the same instrument.

                                                                       EXHIBIT A
          CONFIRMATION / FUNDING REQUEST AND CONFIRMATION OF PLEDGE

TO:   First Financial Caribbean Corporation     TO:   Doral Mortgage Corporation        FROM:  Merrill Lynch Mortgage Capital Inc.
      1159 Franklin D. Roosevelt Avenue               Doral Building                           101 Hudson Street, 12th Floor
      Puerto Nouvo, Puerto Rico  00920                650 Munoz Rivera Avenue                  Jersey City, NJ  07302
      Attention:  Mario S. Levis                      San Juan, Puerto Rico  00918             Attention:  Robert Eckerstrom
      Vice President                                  Attention:  Alfredo Casals

RE:  TRANSACTIONS INVOLVING AGENCY MORTGAGE LOANS THAT ARE POOLED MORTGAGE LOANS
           AGENCY (check one):   FNMA  [ ]     FHLMC  [ ]      GNMA  [ ]

Merrill Lynch Mortgage Capital Inc. ("MLMCI") is pleased to confirm your sale and our purchase of the pools of Mortgage Loans (composed of the Mortgage Loans listed on Attachment I hereto) described below pursuant to the Master Repurchase Agreement (including the supplemental terms set forth in Annex I thereto), dated as of January 12, 1995 (the "Master Repurchase Agreement") among MLMCI, First Financial Caribbean Corporation ("FFCC") and Doral Mortgage Corporation ("DMC") under the following terms and conditions:

POOL/COMMITMENT NO.:         _____     _____     _____     _____     _____
ORIG PRIN AMT OF MTG LOANS:  _____     _____     _____     _____     _____
REM PRIN AMT OF MTG LOANS:   _____     _____     _____     _____     _____
PURCHASE DATE:               _____     _____     _____     _____     _____
REPURCHASE DATE:             _____     _____     _____     _____     _____
PURCHASE PRICE:              _____     _____     _____     _____     _____
PRICING RATE:                _____     _____     _____     _____     _____
PRICE DIFFERENTIAL DUE:      _____     _____     _____     _____     _____

FFCC and DMC hereby grant to MLMCI a first priority security interest in and lien on the Mortgage Notes evidencing each Mortgage Loan listed on Attachment I hereto subject to the terms of the Master Repurchase Agreement.

The Master Repurchase Agreement is incorporated by reference into this Confirmation/Funding Request and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

[FIRST FINANCIAL CARIBBEAN CORPORATION]       MERRILL LYNCH MORTGAGE CAPITAL INC.
[DORAL MORTGAGE CORPORATION]
                                              BY:____________________________________
BY:_______________________________________    NAME:__________________________________
NAME:_____________________________________    TITLE:_________________________________
TITLE:____________________________________
AFFIDAVIT NO.:____________________________

Affidavit No. ______


         Acknowledged to and subscribed before me by ________________________ of legal age, married, and a resident of __________________________, in his capacity as an authorized officer of [FFCC] [DMC], to me personally known, this __ day of ___________, 199_, in San Juan, Puerto Rico.



                                        ________________________________________
                                        Notary Public


ACKNOWLEDGED AND AGREED:

{BUYER}

                                                                       EXHIBIT B
            CONFIRMATION/FUNDING REQUEST AND CONFIRMATION OF PLEDGE

TO:   First Financial Caribbean Corporation     TO:   Doral Mortgage Corporation        FROM:   Merrill Lynch Mortgage Capital Inc.
      1159 Franklin D. Roosevelt Avenue               Doral Building                            101 Hudson Street, 12th Floor
      Puerto Nouvo, Puerto Rico  00920                650 Munoz Rivera Avenue                   Jersey City, NJ  07302
      Attention:  Mario S. Levis                      San Juan, Puerto Rico  00918              Attention:  Robert Eckerstrom
      Vice President                                  Attention:  Alfredo Casals

RE:      TRANSACTIONS INVOLVING NON-AGENCY MORTGAGE LOANS

Merrill Lynch Mortgage Capital Inc. ("MLMCI") is pleased to confirm your sale and our purchase of the Mortgage Loans described below and on Attachment I hereto pursuant to the Master Repurchase Agreement (including the supplemental terms set forth in Annex I thereto), dated as of January 12, 1995 (the "Master Repurchase Agreement") among MLMCI, First Financial Caribbean Corporation ("FFCC") and Doral Mortgage Corporation ("DMC") under the following terms and conditions:

                                               ADDITIONAL          AGGREGATE
                                               ----------          ----------
ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:      __________          __________
CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:    __________          __________
PURCHASE DATE:                                 __________          __________
REPURCHASE DATE:                               __________          __________
PURCHASE PRICE:                                __________          __________
PRICING RATE:                                  __________          __________
PRICE DIFFERENTIAL DUE DATE:                   __________          __________

The Master Repurchase Agreement is incorporated by reference into this Confirmation/Funding Request and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

FFCC and DMC hereby grant to MLMCI a first priority security interest in and lien on the Mortgage Notes evidencing each Mortgage Loan listed on Attachment I hereto subject to the terms of the Master Repurchase Agreement.

[FIRST FINANCIAL CARIBBEAN CORPORATION]        MERRILL LYNCH MORTGAGE CAPITAL INC.
[DORAL MORTGAGE CORPORATION]
                                               BY:__________________________________
BY:______________________________________      NAME:________________________________
NAME:____________________________________      TITLE:_______________________________
TITLE:___________________________________
AFFIDAVIT NO.:___________________________

                                                                   ATTACHMENT  I
                                                                    TO EXHIBIT B


            CONFIRMATION/FUNDING REQUEST AND CONFIRMATION OF PLEDGE
                         FOR NON-AGENCY MORTGAGE LOANS

                             Request No.: ________
                                 Date: ________

          Product  Wire   Loan   Borrower   Loan   Purchase  Market  Takeout   Note   Maturity
Investor   Type    Date  Number    Last    Amount   Price    Value    Date     Rate    Date
--------  -------  ----  ------  --------  ------  --------  ------  -------   ----   --------





TOTALS:

[First Financial Caribbean Corporation]
[Doral Mortgage Corporation]


By:______________________________________

Title:___________________________________

Date:____________________________________
                                                Amount to be
                                                funded by MLMCI:  $____________

Affidavit No. ______


         Acknowledged to and subscribed before me by _______________________ of legal age, married, and a resident of _______________________, in his capacity as an authorized officer of [FFCC] [DMC], to me personally known, this __ day of ___________, 199_, in San Juan, Puerto Rico.



                                        ________________________________________
                                        Notary Public


ACKNOWLEDGED AND AGREED:

{BUYER}

                                                                       EXHIBIT C
            CONFIRMATION/FUNDING REQUEST AND CONFIRMATION OF PLEDGE

TO:   First Financial Caribbean Corporation     TO:   Doral Mortgage Corporation        FROM:   Merrill Lynch Mortgage Capital Inc.
      1159 Franklin D. Roosevelt Avenue               Doral Building                            101 Hudson Street, 12th Floor
      Puerto Nouvo, Puerto Rico  00920                650 Munoz Rivera Avenue                   Jersey City, NJ  07302
      Attention:  Mario S. Levis                      San Juan, Puerto Rico  00918              Attention:  Robert Eckerstrom
      Vice President                                  Attention:  Alfredo Casals

RE: TRANSACTIONS INVOLVING AGENCY MORTGAGE LOANS THAT ARE NOT POOLED MORTGAGE LOANS

Merrill Lynch Mortgage Capital Inc. ("MLMCI") is pleased to confirm your sale and our purchase of the Mortgage Loans described below (composed of the Mortgage Loans listed on Attachment I hereto) pursuant to the Master Repurchase Agreement (including the supplemental terms set forth in Annex I thereto), dated as of January 12, 1995 (the "Master Repurchase Agreement") among MLMCI, First Financial Caribbean Corporation ("FFCC") and Doral Mortgage Corporation ("DMC") under the following terms and conditions:

                                               ADDITIONAL          AGGREGATE
                                               ----------          ---------
ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:      __________          __________
CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:    __________          __________
PURCHASE DATE:                                 __________          __________
REPURCHASE DATE:                               __________          __________
PURCHASE PRICE:                                __________          __________
PRICING RATE:                                  __________          __________
PRICE DIFFERENTIAL DUE DATE:                   __________          __________

The Master Repurchase Agreement is incorporated by reference into this Confirmation/Funding Request and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

FFCC and DMC hereby grant to MLMCI a first priority security interest in and lien on the Mortgage Notes evidencing each Mortgage Loan listed on Attachment I hereto subject to the terms of the Master Repurchase Agreement.

[FIRST FINANCIAL CARIBBEAN CORPORATION]            MERRILL LYNCH MORTGAGE CAPITAL INC.
[DORAL MORTGAGE CORPORATION]
                                                   BY:__________________________________
BY:______________________________________          NAME:________________________________
NAME:____________________________________          TITLE:_______________________________
TITLE:___________________________________
AFFIDAVIT NO.:___________________________

                                                                   ATTACHMENT  I
                                                                    TO EXHIBIT C


            CONFIRMATION/FUNDING REQUEST AND CONFIRMATION OF PLEDGE
                           FOR AGENCY MORTGAGE LOANS

                             Request No.: ________
                                 Date: ________

          Product  Wire   Loan   Borrower   Loan   Purchase  Market  Takeout   Note   Maturity
Investor   Type    Date  Number    Last    Amount    Price   Value    Date     Rate     Date
-------   -------  ----  -----   --------  ------  --------  ------  -------   ----   --------





TOTALS:

[First Financial Caribbean Corporation]
[Doral Mortgage Corporation]


By:______________________________________

Title:___________________________________

Date:____________________________________
                                                 Amount to be
                                                 funded by MLMCI:  $____________

Affidavit No. ______


         Acknowledged to and subscribed before me by _______________________ of legal age, married, and a resident of _______________________, in his capacity as an authorized officer of [FFCC] [DMC], to me personally known, this __ day of ___________, 199_, in San Juan, Puerto Rico.



                                        ________________________________________
                                        Notary Public


ACKNOWLEDGED AND AGREED:

{BUYER}

                                                                       EXHIBIT D

                 A. the information set forth on the related Mortgage Loan Schedule is complete, true and correct in all material respects;

                 B. immediately prior to a Transaction each Obligor is sole owner of beneficial title and holder of the Mortgage Note secured by a Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement;

                 C. upon recordation, the Mortgage will be a valid and subsisting first lien on the Mortgaged Property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable, easements and other matters of public record generally acceptable to mortgage lenders. The Mortgage Loan creates a valid and subsisting first lien on the property described therein and the related Obligor has full right to sell and assign the Mortgage Note pursuant to this Agreement;

                 D. the Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof (and no rights are outstanding that under law could give rise to any such lien) that are or may become liens prior or equal to or coordinate with the lien of the related Mortgage;

                 E. there do not exist any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the mortgagor or the mortgagor's credit standing that can be reasonably expected to cause the relevant Agency, or Trade Investor, to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan or the acceptability thereof for transfer to ANY relevant Agency or Trade Investor, in exchange for related Agency Securities or Cash Purchase Price and no information concerning the related Obligor or any Mortgage Loan set forth herein or in any related Mortgage Loan Schedule will contain any material misrepresentation of a material fact or omit to state any material fact necessary to make the information contained herein or therein not misleading in light of the circumstances in which made;

                 F. all payments required to be made for each Mortgage Loan under the terms of the Mortgage have been made; no Mortgage Loan is currently 30 days or more delinquent in its payments ("Delinquent") or has been Delinquent more than once during the prior twelve month period;

                 G. the Mortgage File delivered to the Custodian pursuant to the Custodial Agreement contains each of the documents and instruments specified to be included therein, duly executed and in due and proper form; each Mortgage Note and Mortgage relating to an Agency Mortgage Loan, and any endorsements or assignments thereof, are on forms approved by the relevant Agency and each other document or instrument included in the related Mortgage File is in form acceptable to such Agency;

                 H. the Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage have been duly and properly executed by the Mortgagor; each Mortgage secures the related Mortgage Note or such other evidence of indebtedness which is a negotiable instrument;

                 I. any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan have been complied with, and the related Obligor shall maintain in its possession for so long as the related Mortgage Loan is subject to this Agreement, available for MLMCI's inspection, and shall deliver to MLMCI upon demand, evidence of compliance with all such requirements;

                 J. the proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with; all costs, fees and expenses incurred in making, closing or presenting for recordation the Mortgage Loans were paid;

                 K. each Mortgage Loan is covered by an ALTA mortgage title insurance policy or other generally acceptable form of policy of insurance (with, in the case of Pooled Mortgage Loans, all requisite endorsements, acceptable to the relevant Agency issued by and the valid and binding obligation of a title insurer acceptable to such Agency) and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the related Obligor, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan; the related Obligor, its successors and assigns, are the named insured and the sole insured of such mortgage title insurance policy; the assignment to MLMCI of the related Obligor's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer; such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of MLMCI upon the sale of such Mortgage Loan to MLMCI under this Agreement, and no claims have been made under such mortgage title insurance policy; and no prior holder of the related Mortgage, including the related Obligor, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                 L. there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and such Obligor has not waived any default, breach, violation or event of acceleration;

                 M. except for any rights which any mortgagor may have under the Homestead Acts (43 U.S.C. Section 161 et seq., as amended, and 31 L.P.R.A. Section 1851, et seq., as amended), each Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                 N. with respect to each Mortgage Loan with a loan-to-value ratio greater than 80%, the excess over 75% is and will be insured as to payment defaults by a policy of primary mortgage guaranty insurance until the loan-to-value ratio is reduced below 80%; all provisions of such primary mortgage guaranty insurance policy have been and are being complied with and such policy is in full force and effect; and all premiums due thereunder have been paid; the related Mortgage for any Mortgage Loan subject to such policy of primary mortgage guaranty insurance obligates the mortgagor thereunder to maintain such insurance and pay all premiums and charges in connection therewith; the insurer for such policy is an approved mortgage insurance company by an Agency; the annual interest rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium; if the Mortgage Loan is an FHA-insured or VA-guaranteed loan, such insurance or guaranty is in effect;

                 O. each AGENCY Mortgage Loan was underwritten in accordance with, and each Mortgagor's income and debt ratios met the published underwriting standards for conventional residential mortgage loans of an Agency or as required by applicable regulations for FHA-insured or VA-guaranteed mortgage loans;

                 P. EACH NON-AGENCY MORTGAGE LOAN WAS UNDERWRITTEN IN ACCORDANCE WITH, AND EACH MORTGAGOR'S INCOME AND DEBT RATIOS SATISFIED, THE UNDERWRITING STANDARDS EMPLOYED BY PRUDENT MORTGAGE LENDERS WITH RESPECT TO MORTGAGE LOANS SUCH AS THE NON-AGENCY MORTGAGE LOANS;

                 Q. there exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Obligor have been capitalized under the Mortgage or the related Mortgage Note; with respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments due the Obligor have been capitalized under any Mortgage or the related Mortgage Note;

                 R. in the case of Agency Mortgage Loans, the related Obligor hereby makes to MLMCI, its successors and assigns each of the representations and warranties regarding the related Obligor and the Agency Mortgage Loans which the Obligor makes to the related Agency as such Agency requires pursuant to its Guide from time to time.

                                                                       EXHIBIT E
                           INVESTOR COMMITMENT REPORT

                             AGENCY MORTGAGE LOANS
                         (SECURITIZATION AND CASH SALE)

  Confirmation/            Takeout Investor
 Funding Request    Trade   or Purchasing    Delivery   MBS  Note/Coupon  Delivery          Trade    Commitment
(Listed by Number)  Date       Agency         Month    Type     Rate       Price    Amount  Number     Number     Reason
------------------  -----  ----------------  --------  ----  -----------  --------  ------  ------   ----------   ------





                           NON-AGENCY MORTGAGE LOANS

         Confirmation/
        Funding Request   Trade    Trade     Delivery    MBS   Note/Coupon   Delivery           Commitment
      (Listed by Number)  Date    Investor    Month     Type     Rate         Price     Amount    Number
      -----------------   -----   --------   --------   ----   -----------   --------   ------  ----------

                                                                       EXHIBIT F



                                    RELEASE


Banco Popular de Puerto Rico,
  as Custodian


Gentlemen:

         With respect to the Mortgage Loans listed on the Mortgage Loan Schedule, we hereby certify to you that we will release all right, interest or claim of any kind with respect to such Mortgage Loans upon receipt of immediately available funds in the amount of $__________ by wire transfer to
account number _______ at       (bank)       for the account of MLMCI.
                          ------------------




                                               MERRILL LYNCH MORTGAGE CAPITAL
                                                 INC.

                                               By:___________________________
                                               Name:_________________________
                                               Title:________________________


Confirmed by:


SELLER

By:_________________________________
Name:_______________________________
Title:______________________________


                                      F-2